SCHEDULE II
INFORMATION WITH RESPECT TO
TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR
SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)



                              SHARES PURCHASED        AVERAGE
                   DATE               SOLD(-)         PRICE(2)


 COMMON STOCK-CABLEVISION SYS CORP

          GABELLI FUNDS, INC.

               THE GABELLI ASSET FUND
                 5/14/97            4,000            32.4250

          GAMCO INVESTORS, INC.
                 5/21/97            4,000            32.8906
                 5/21/97            3,000            32.9583
                 5/21/97            1,200              *DI
                 5/21/97            7,000            33.0000
                 5/21/97            4,500            32.8611
                 5/21/97            2,000-           32.2500
                 5/21/97            1,000            32.8125
                 5/21/97            1,000            32.5000
                 5/20/97            5,000            32.1025
                 5/19/97            5,000            31.9750
                 5/19/97            7,000            32.0000
                 5/16/97            3,800            32.5000
                 5/15/97            1,000-           32.5750
                 5/16/97            3,000-           31.4041
                 5/15/97            8,900            32.4312
                 5/15/97            2,000            32.3750
                 5/14/97           10,000            32.6750
                 5/14/97            6,600            32.4886
                 5/14/97           10,000            32.6250
                 5/14/97            2,500            32.5000




(1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED
    ON THE AMERICAN STOCK EXCHANGE.

(2) PRICE EXCLUDES COMMISSION.

(*) RESULTS IN CHANGE OF DISPOSITIVE POWER AND BENEFICIAL
    OWNERSHIP.

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
SCHEDULE II
INFORMATION WITH RESPECT TO
TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR
SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)


                           SHARES PURCHASED        AVERAGE
                   DATE            SOLD(-)         PRICE(2)


PREFERRED CONVERTIBLE STOCK-CABLEVISION SYS CV P


          GABELLI FUNDS, INC.

               THE GABELLI CONVERTIBLE SECURITIES FUND
                4/18/97              500-           21.1993

          GAMCO INVESTORS, INC.

                4/15/97            1,500            21.2500
                4/14/97            3,500            20.9107






















(1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED
    ON THE AMERICAN STOCK EXCHANGE.

(2) PRICE EXCLUDES COMMISSION.

                               35